UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2016

JERNIGAN CAPITAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-36892	47-1978772
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6410 Poplar Avenue, Suite 650 Memphis, Tennessee	38119
(Address of principal executive offices)	(Zip Code)

(901) 567-9510

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On December 8, 2016, Jernigan Capital, Inc. (the “Company”), Jernigan Capital Operating Company, LLC and JCAP Advisors, LLC entered into an underwriting agreement (the “Underwriting Agreement”) with Raymond James & Associates, Inc. and Jefferies LLC, as representatives of the several underwriters named in Schedule I thereto (the “Underwriters”). Pursuant to the terms and conditions of the Underwriting Agreement, the Company agreed to sell 2,650,000 shares of its common stock, $0.01 par value per share (“common stock”), at a public offering price of $19.00 per share. Pursuant to the terms of the Underwriting Agreement, the Company granted the Underwriters a 30-day option to purchase up to an additional 397,500 shares of common stock. The common stock was offered and sold pursuant to a prospectus supplement, dated December 8, 2016, and a base prospectus, dated June 24, 2016, relating to the Company’s effective shelf registration statement on Form S-3 (File No. 333-212049). A copy of the Underwriting Agreement is filed herewith as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The summary of the Underwriting Agreement set forth above is qualified in its entirety by reference to Exhibit 1.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated December 8, 2016, by and among Jernigan Capital, Inc., Jernigan Capital Operating Company, LLC and JCAP Advisors, LLC, and Raymond James & Associates, Inc. and Jefferies LLC, as representatives of the several underwriters named in Schedule I thereto.

5.1	Opinion of Morrison & Foerster LLP regarding the legality of shares.

8.1	Tax Opinion of Morrison & Foerster LLP with respect to REIT qualification.

23.1	Consent of Morrison & Foerster LLP (included in Exhibit 5.1).

23.2	Consent of Morrison & Foerster LLP (included in Exhibit 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JERNIGAN CAPITAL, INC.

Dated: December 12, 2016	By:	/s/ John A. Good
John A. Good
President and Chief Operating Officer

Exhibit Index

Exhibit No.	Description
1.1	Underwriting Agreement, dated December 8, 2016, by and among Jernigan Capital, Inc., Jernigan Capital Operating Company, LLC and JCAP Advisors, LLC, and Raymond James & Associates, Inc. and Jefferies LLC, as representatives of the several underwriters named in Schedule I thereto.

5.1	Opinion of Morrison & Foerster LLP regarding the legality of shares.

8.1	Tax Opinion of Morrison & Foerster LLP with respect to REIT qualification.

23.1	Consent of Morrison & Foerster LLP (included in Exhibit 5.1).

23.2	Consent of Morrison & Foerster LLP (included in Exhibit 8.1).